VAN KAMPEN
PENNSYLVANIA TAX FREE
INCOME FUND

SEMIANNUAL REPORT

MARCH 31, 2003

[PHOTO OF CHILDREN AT SCIENCE FAIR]

Privacy Notice information on the back.

[VAN KAMPEN LOGO]

GENERATIONS OF EXPERIENCE(TM)

         TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                              CREDIT QUALITY     6
                  SIX-MONTH DIVIDEND HISTORY     6
                           TOP FIVE HOLDINGS     7
                            TOP FIVE SECTORS     7
            Q&A WITH YOUR PORTFOLIO MANAGERS     8
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    20

               NOTES TO FINANCIAL STATEMENTS    26

   BOARD OF TRUSTEES AND IMPORTANT ADDRESSES    33

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

 NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS

APRIL 30, 2003

OVERVIEW

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS--RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2001--MARCH 31, 2003)

[CHART]

       Mar-01      -0.60%
       Jun-01      -1.60%
       Sep-01      -0.30%
       Dec-01       2.70%
       Mar-02       5.00%
       Jun-02       1.30%
       Sep-02       4.00%
       Dec-02       1.40%
       Mar-03       1.60%

SOURCE: BUREAU OF ECONOMIC ANALYSIS




INTEREST RATES AND INFLATION
(MARCH 31, 2001--MARCH 31, 2003)

[CHART]

               INTEREST RATES  INFLATION
    Mar-01             5          2.9
    Apr-01           4.5          3.3
    May-01             4          3.6
    Jun-01          3.75          3.2
    Jul-01          3.75          2.7
    Aug-01           3.5          2.7
    Sep-01             3          2.6
    Oct-01           2.5          2.1
    Nov-01             2          1.9
    Dec-01          1.75          1.6
    Jan-02          1.75          1.1
    Feb-02          1.75          1.1
    Mar-02          1.75          1.5
    Apr-02          1.75          1.6
    May-02          1.75          1.2
    Jun-02          1.75          1.1
    Jul-02          1.75          1.5
    Aug-02          1.75          1.8
    Sep-02          1.75          1.5
    Oct-02          1.75            2
    Nov-02          1.25          2.2
    Dec-02          1.25          2.4
    Jan-03          1.25          2.6
    Feb-03          1.25            3
    Mar-03          1.25            3

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF MARCH 31, 2003)

                                                A SHARES     B SHARES    C SHARES
-------------------------------------------------------------------------------------
Six-month total return based on NAV(1)              0.24%       -0.19%       0.15%(7)
-------------------------------------------------------------------------------------
Six-month total return(2)                          -4.50%       -4.10%      -0.83%(7)
-------------------------------------------------------------------------------------
One-year total return(2)                            3.01%        3.36%       6.67%(7)
-------------------------------------------------------------------------------------
Five-year average annual total return(2)            3.34%        3.30%       3.62%
-------------------------------------------------------------------------------------
Ten-year average annual total return(2)             4.89%          N/A         N/A
-------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         7.03%       4.72%(3)     4.27%
-------------------------------------------------------------------------------------
Commencement date                                05/01/87     05/03/93    08/13/93
-------------------------------------------------------------------------------------
Distribution rate(4)                                4.15%        3.62%       3.61%
-------------------------------------------------------------------------------------
Taxable-equivalent distribution rate(5)             6.95%        6.06%       6.05%
-------------------------------------------------------------------------------------
SEC Yield(6)                                        3.71%        3.16%       3.14%
-------------------------------------------------------------------------------------

N/A = NOT APPLICABLE


1 ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2 ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

3 REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

4 DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

5 TAXABLE-EQUIVALENT DISTRIBUTION RATE IS CALCULATED ASSUMING A MAXIMUM 40.3% COMBINED FEDERAL AND STATE INCOME TAX RATE FOR CALENDAR YEAR 2003, WHICH TAKES INTO CONSIDERATION THE DEDUCTIBILITY OF INDIVIDUAL STATE TAXES PAID.

6 SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED MARCH 31, 2003.

7 CERTAIN NON-RECURRING PAYMENTS WERE MADE TO CLASS C SHARES, RESULTING IN AN INCREASE TO THE SIX-MONTH TOTAL RETURN BASED ON NAV, THE SIX-MONTH TOTAL RETURN AND THE ONE-YEAR TOTAL RETURN BY APPROXIMATELY .22%.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON THE INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                     PORTFOLIO AT A GLANCE

CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

AS OF MARCH 31, 2003

[CHART]
AAA/Aaa            64.2%
AA/Aa              10.4%
A/A                 8.6%
BBB/Baa             5.0%
BB/Ba               2.1%
B/B                 0.5%
Non-Rated           9.2%

AS OF SEPTEMBER 30, 2002

[CHART]
AAA/Aaa            65.3%
AA/Aa              10.3%
A/A                 6.6%
BBB/Baa             4.6%
BB/Ba               2.1%
B/B                 0.5%
Non-Rated          10.6%

BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.

SIX-MONTH DIVIDEND HISTORY
(FOR THE SIX MONTHS ENDING MARCH 31, 2003)

[CHART]
    10/02   $.0720
    11/02   $.0720
    12/02   $.0670
     1/03   $.0670
     2/03   $.0670
     3/03   $.0630

THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

TOP FIVE HOLDINGS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS--MARCH 31, 2003)

Philadelphia, PA Authority Industrial Development Lease
Revenue Series A                                                                5.1%
------------------------------------------------------------------------------------
Pennsylvania State Higher Education Facility
Drexel University                                                               2.0%
------------------------------------------------------------------------------------
Philadelphia, PA School District Series A                                       1.9%
------------------------------------------------------------------------------------
Allegheny County, PA Port Authority Subordination
Lien Transportation                                                             1.8%
------------------------------------------------------------------------------------
Delaware Valley, PA Regional Financial Authority                                1.7%
------------------------------------------------------------------------------------
SUBJECT TO CHANGE DAILY.

TOP FIVE SECTORS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

[CHART]
                         31-Mar-03   30-Sep-02
Public Education            23.30%      23.10%
Higher Education            17.30%      12.60%
Public Building             10.90%      13.60%
Health Care                  9.80%       9.80%
General Purpose              7.50%       6.90%

SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY SECURITIES IN THE SECTORS SHOWN ABOVE. SECURITIES ARE CLASSIFIED BY SECTORS THAT REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

[PHOTOS]

We recently spoke with the portfolio management team for the Van Kampen Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets and influenced the fund's return during the six-month period ended March 31, 2003. The fund is managed by the adviser's Municipal team. Current members(1) of the team include Dennis S. Pietrzak, Executive Director; Timothy D. Haney, Vice President; and John R. Reynoldson, Executive Director. The following discussion reflects their views on the fund's performance.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q    What was the market environment of the past six months?

A    The environment over the past six months has been defined by two major themes. The first of these was the level of interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, which led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptionally high in the first quarter of 2003.

     The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb all of the issuance. Investors wary of volatility in the equity and corporate bond markets and the situation in Iraq flocked to perceived "safe haven" investments, which provided much of the impetus for falling interest rates. As a result, Treasury prices were bid up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less appealing. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement feature made municipal bonds even more attractive.

     The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Many municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly $90 billion in 2003. Because of these challenges, investors seemed to prefer issues that were backed directly by revenues, as opposed to general obligations backed by tax receipts. Corporate-related bonds also performed poorly relative to higher-quality issues.

     While it has been slow, the Pennsylvania economy has fared relatively well compared to many other big states. Pennsylvania's government has a history of fiscal restraint that has served the state well in such situations. The state also has a long tradition of actively refinancing its debt to lock in lower financing rates during periods of low or falling interest rates, and the past six months were no exception.

Q    How did the fund perform in this environment?

A    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0630 per Class A share translates to a distribution rate of 4.15 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of 0.24 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of
1.20 percent.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, BROAD-BASED STATISTICAL COMPOSITE OF MUNICIPAL BONDS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THE INDEX REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    What strategies did you pursue in managing the fund?

A    One of our primary strategies during the period was to adjust the portfolio's maturity structure to fit the lower interest-rate environment. With the yield curve aggressively steepening, an imminent flattening began to appear more and more likely. A flattening curve generally favors intermediate maturity bonds and penalizes shorter bonds whose yields rise. Therefore, we attempted to capture good value by shifting some of the portfolio's holdings in the short-and short-intermediate part of the curve to the longer portion of the intermediate segment of the curve. We were especially active in purchasing bonds with premium coupons, which offered the added benefit of what we believed to be attractive income streams.

     The fund's sector composition remained well diversified across the major segments of the Pennsylvania municipal market. The state's 650 school districts have a long tradition of refinancing their debt, and this period saw a great deal of issuance of public and higher education bonds. Many of these were well priced and met our objective profile, so we added them to the portfolio. We also added selectively to the fund's holdings of bonds tied to essential services such as water & sewer bonds. These bonds are linked to projects whose revenues are not directly related to the strength of the overall economy, and as a result are solid all-weather holdings.

     We also used many of our purchases to help limit the fund's credit risk. With so much uncertainty over the near-term state of the economy, we decided to improve the fund's overall credit profile by boosting its exposure to bonds rated A and AA. This was also reflective of the issuance during the period, which was of relatively high quality.

Q    What is your outlook for the municipal market?

A    We anticipate that the economy will likely return to positive growth with the successful completion of Operation Iraqi Freedom. Once that happens, interest rates may begin to climb from their current lows. We anticipate that the growth will be moderate to slow, however, and credit quality will remain a serious concern. Fortunately, Pennsylvania's history of fiscal discipline should keep its credit situation more moderate than other states'. Issuance is on track to remain strong as well. As always, we will watch the market closely for emerging investment opportunities.

     Annual Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A helpful guide to some of the common terms you're likely to see in this report and other financial publications.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes as well.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                 BY THE NUMBERS
YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)

The following pages detail your Fund's portfolio of investments at the end of the reporting period.


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE
              PENNSYLVANIA MUNICIPAL BONDS  98.6%
$  1,260      Allegheny Cnty, PA Arpt Auth
              Pittsburgh Intl Arpt Rfdg (FGIC Insd).       5.625%     01/01/10         $ 1,400,049
   1,625      Allegheny Cnty, PA C-34 Conv Cap
              Apprec................................      8.625      02/15/04           1,730,901
   1,000      Allegheny Cnty, PA Higher Edl Bldg
              Auth Univ Rev Duquesne Univ Proj
              (AMBAC Insd)..........................      6.500      03/01/11           1,207,530
   1,750      Allegheny Cnty, PA Higher Edl Bldg
              Auth Univ Rev Duquesne Univ Proj
              Rfdg (AMBAC Insd)....................       5.500      03/01/20           2,003,942
   3,000      Allegheny Cnty, PA Higher Edl Bldg
              Carnegie Mellon Univ (c).............       5.125      03/01/32           3,069,720
   1,000      Allegheny Cnty, PA Hosp Dev Auth
              Hlthcare Fac Villa Saint Joseph             5.875      08/15/18             884,690
   2,140      Allegheny Cnty, PA Hosp Dev Auth
              Rev Hlth Fac Allegheny Vly Sch
              (Prerefunded @ 02/01/05) (c).........       7.750      02/01/15           2,416,039
   2,000      Allegheny Cnty, PA Hosp Dev Auth
              Rev Ser A (MBIA Insd) (c)............       6.500      11/15/30           2,361,860
   1,000      Allegheny Cnty, PA Hosp Dev Hlth
              Sys Ser B............................       9.250      11/15/30           1,118,900
   1,000      Allegheny Cnty, PA Indl Dev Auth
              Lease Rev............................       6.625      09/01/24             914,780
     800      Allegheny Cnty, PA Indl Dev Auth
              Med Ctr Rev Presbyterian Med Ctr
              Rfdg (FHA Gtd).......................       6.750      02/01/26             847,208
   3,730      Allegheny Cnty, PA Port Auth Sub
              Lien Transn (MBIA Insd)..............       5.500      06/01/09           4,264,360
   2,000      Allegheny Cnty, PA Port Auth Transn
              (FGIC Insd)..........................       5.500      03/01/15           2,244,620
   1,000      Allegheny Cnty, PA Port Auth Transn
              (FGIC Insd)..........................       5.500      03/01/16           1,116,500
   1,000      Allegheny Cnty, PA Port Auth Transn
              (FGIC Insd)..........................       5.500      03/01/17           1,109,280
   1,000      Allegheny Cnty, PA Res Mtg Single
              Family Ser MM (GNMA
              Collateralized)......................       4.000      05/01/33             999,280

                                      12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  1,945      Allegheny Cnty, PA Res Mtg Single
              Family Ser Z (GNMA Collateralized) (c)      6.875%     05/01/26         $ 2,024,220
   2,000      Allegheny Cnty, PA San Auth Swr
              (MBIA Insd)..........................       5.750      12/01/15           2,298,500
   2,000      Allegheny Cnty, PA San Auth Swr Rev
              (MBIA Insd)..........................       5.750      12/01/16           2,293,420
   2,705      Bensalem Twp PA Sch Dist (FGIC
              Insd)................................       5.000      08/15/19           2,852,855
     795      Berks Cnty, PA Muni Auth Rev
              Phoebe Berks Vlg Inc Proj Rfdg
              (Prerefunded @ 05/15/06).............       7.500      05/15/13             979,337
   1,000      Berks Cnty, PA Muni Auth Rev
              Phoebe Berks Vlg Inc Proj Rfdg
              (Prerefunded @ 05/15/06).............       7.700      05/15/22           1,191,510
   2,000      Berwick, PA Area Sch Dist Ser A
              (FGIC Insd)..........................       5.000      10/01/25           2,042,360
     600      Bethlehem, PA Area Sch Dist Ser A
              (FGIC Insd)..........................       5.250      03/15/21             638,544
   2,055      Bethlehem, PA Area Sch Dist Ser A
              (FGIC Insd)..........................       5.250      03/15/22           2,177,642
   1,280      Bucks Cnty, PA Wtr & Swr Auth
              Neshaminy Interceptor Ser A
              (AMBAC Insd).........................       5.375      06/01/16           1,415,168
   1,050      Bucks Cnty, PA Wtr & Swr Auth
              Neshaminy Interceptor Ser A
              (AMBAC Insd).........................       5.375      06/01/17           1,152,784
   1,500      Canon McMillan Sch Dist PA Ser B
              (FGIC Insd)..........................       5.500      12/01/29           1,589,775
   1,000      Chester Cnty, PA Hlth & Edl Fac Auth
              Hlth Sys Rev (AMBAC Insd)............       5.650      05/15/20           1,056,020
   1,880      Chester Cnty, PA Hlth & Edl The
              Chester Cnty Hosp (MBIA Insd)........       5.625      07/01/08           2,061,288
   1,000      Chester Cnty, PA Indl Dev Auth
              Westtown Sch Proj (AMBAC Insd).......       5.000      01/01/31           1,017,300
   2,170      Council Rock, PA Sch Dist Ser A
              (MBIA Insd)..........................       5.375      11/15/18           2,369,965
   1,250      Cumberland Cnty, PA Muni Auth
              Dickinson College Ser A (AMBAC
              Insd)................................       5.500      11/01/30           1,324,150
   2,000      Dauphin Cnty, PA Gen Auth Rev
              Hotel & Conf Ctr Hyatt Regency (a)...       6.200      01/01/29           1,549,600

SEE NOTES TO FINANCIAL STATEMENTS           13

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  1,500      Dauphin Cnty, PA Gen Auth Rev
              Office & Pkg Riverfront Office.......       6.000%     01/01/25         $ 1,279,875
   1,240      Delaware Cnty, PA Auth College
              Cabrini College (Asset Gty Insd).....       5.750      07/01/23           1,323,192
   1,500      Delaware Cnty, PA Auth College
              Neumann College Rfdg.................       6.000      10/01/31           1,536,585
     500      Delaware Cnty, PA Auth Rev First Mtg
              Riddle Vlg Proj Rfdg.................       6.200      06/01/05             501,310
   3,000      Delaware Cnty, PA Auth Rev First Mtg
              Riddle Vlg Proj Rfdg (c).............       7.000      06/01/26           2,996,190
   2,110      Delaware Cnty, PA Auth Univ Rev
              Villanova Univ Ser A (MBIA Insd).....       5.500      12/01/11           2,427,618
   2,500      Delaware Cnty, PA Indl Dev Auth Wtr
              Fac PA Suburban Wtr (AMBAC Insd).....       5.350      10/01/31           2,576,975
   3,535      Delaware Vly, PA Regl Fin Auth (c)...       5.750      07/01/17           4,119,901
   2,000      Erie Cnty, PA Hosp Auth Rev Saint
              Vincent Hlth Cent Proj Ser A
              (MBIA Insd) (b)......................       6.375      07/01/22           2,048,800
   2,115      Greater Johnstown, PA Sch Dist Ser B
              (MBIA Insd)..........................       5.375      08/01/15           2,360,340
   2,730      Greater Latrobe, PA Sch Auth (FGIC
              Insd)................................       5.250      04/01/17           2,976,110
     720      Greensburg Salem, PA Sch Dist Rfdg
              (FGIC Insd)..........................       5.375      09/15/16             802,994
   1,415      Greensburg Salem, PA Sch Dist Rfdg
              (FGIC Insd)..........................       5.375      09/15/17           1,566,320
     790      Grove City, PA Area Hosp Auth Hlth
              Fac Rev Grove Manor Proj.............       6.625      08/15/29             786,990
   1,000      Harrisburg, PA Auth Office & Pkg Rev
              Ser A (Prerefunded @ 05/01/08).......       6.000      05/01/19           1,168,110
   1,500      Harrisburg, PA Auth Rev Pooled Univ
              Pgm Ser II (Prerefunded @ 09/15/07)
              (MBIA Insd)..........................       5.625      09/15/17           1,718,535
   1,865      Harveys Lake Gen Muni Auth PA
              College Rev College Misericordia
              Proj (ACA Insd)......................       5.750      05/01/14           2,006,927
     555      Hazleton, PA Hlth Svcs Auth Hosp
              Rev..................................       5.500      07/01/07             588,650
     370      Hazleton, PA Hlth Svcs Auth Saint
              Joseph Med Cent Rfdg.................       5.850      07/01/06             395,730
   1,000      Lancaster Cnty, PA Hosp Auth Rev
              Hlth Cent Saint Annes Home...........       6.600      04/01/24             980,000

                                    14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  2,000      Lehigh Cnty, PA Gen Purp Auth Cedar
              Crest College Rfdg...................       6.700%     04/01/26        $  2,086,920
   1,500      Lehigh Cnty, PA Gen Purp Auth Hosp
              Lehigh Vly Hlth Network Ser B (FSA
              Insd)................................       5.000      07/01/31           1,517,295
   1,000      Lehigh Cnty, PA Gen Purp Auth Rev
              First Mtg Bible Fellowship Proj Ser A       6.000      12/15/23             889,400
   1,760      Lehigh Cnty, PA Gen Purp Auth Rev
              Kidspeace Oblig Group Rfdg...........       6.000      11/01/23           1,643,981
   1,085      Lehigh Cnty, PA Indl Dev Auth Hlth
              Fac Rev Lifepath Inc Proj............       6.300      06/01/28             914,948
   1,895      Luzerne Cnty, PA Ser A (MBIA Insd)...       5.250      11/15/18           2,066,592
   2,000      Lycoming Cnty, PA Auth Hosp Lease
              Rev Divine Providence Sisters Ser A
              (Prerefunded @ 07/01/03).............       6.500      07/01/22           2,000,580
   1,250      McKeesport, PA Area Sch Dist Cap
              Apprec Ser A (AMBAC Insd)............       *          10/01/13             806,675
   2,000      McKeesport, PA Area Sch Dist Cap
              Apprec Ser A (AMBAC Insd)............       *          10/01/15           1,153,720
   3,630      McKeesport, PA Area Sch Dist Cap
              Apprec Ser C (AMBAC Insd) (c)........       *          10/01/22           1,351,885
   1,095      Mercer Cnty, PA (FGIC Insd)..........       5.500      10/01/17           1,213,621
   1,500      Mifflin Cnty, PA Hosp Auth (Asset
              Gty Insd)............................       6.200      07/01/25           1,629,915
   1,420      Monroeville, PA Muni Auth San Ser B
              (MBIA Insd)..........................       5.250      12/01/21           1,513,535
   1,450      Monroeville, PA Muni Auth San Ser B
              (MBIA Insd)..........................       5.250      12/01/22           1,536,145
   2,000      Montgomery Cnty, PA Higher Ed &
              Hlth Auth Hosp Rev Abington Mem
              Hosp Ser A...........................       5.125      06/01/32           1,929,480
   1,000      Montgomery Cnty, PA Higher Ed &
              Temple Continuing Care Ctr...........       6.625      07/01/19             503,180
   1,000      Montgomery Cnty, PA Indl Dev Auth
              Retirement Cmnty Rev.................       6.300      01/01/13           1,004,250
   1,000      Montgomery Cnty, PA Indl Dev Auth
              Retirement Cmnty Rev Adult Cmntys
              Total Svcs Ser B.....................       5.625      11/15/12           1,054,460
     945      Montgomery Cnty, PA Indl Dev Auth
              Rev Wordsworth Academy...............       7.750      09/01/24             971,006
   1,000      Montgomery Cnty, PA Indl Dev Res
              Montenay Proj Ser A (MBIA Insd)......       5.250      11/01/14           1,125,320

SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE

              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  2,000      Mount Lebanon, PA Hosp Auth Saint
              Clair Mem Hosp Ser A.................       5.625%     07/01/32         $ 1,985,620
   1,340      Muhlenberg, PA Sch Dist Ser A
              (FGIC Insd)..........................       5.375      04/01/16           1,488,271
   1,000      North Penn, PA Wtr Auth Wtr Rev
              (Prerefunded @ 11/01/04) (FGIC Insd).       6.875      11/01/19           1,098,390
   1,290      Northampton Twp, PA (FGIC Insd)......       5.375      05/15/16           1,420,845
   1,000      Northeastern PA Hosp & Edl Auth
              College Rev Gtd Luzerne Cnty Cmnty
              College (Prerefunded @ 02/15/05)
              (AMBAC Insd).........................       6.625      08/15/15           1,097,670
     187      Oil City, PA Towne Tower Proj
              (FHA Gtd)............................       6.750      05/01/20             199,982
   1,440      Owen J Roberts Sch Dist PA
              (FSA Insd)...........................       5.500      08/15/18           1,598,458
   1,000      Oxford, PA Area Sch Dist Ser A
              (FGIC Insd)..........................       5.500      02/15/16           1,120,180
   3,000      Pennsylvania Econ Dev Fin Auth Res
              Recovery Rev Colver Proj Ser D (c)...       7.050      12/01/10           3,105,360
   1,500      Pennsylvania Econ Dev Fin Auth Res
              Recovery Rev Colver Proj Ser D.......       7.125      12/01/15           1,557,405
     535      Pennsylvania Hsg Fin Agy Single
              Family Mtg Ser 40....................       6.900      04/01/25             551,906
     725      Pennsylvania Hsg Fin Agy Single
              Family Mtg Ser 42....................       6.850      04/01/25             753,043
   3,250      Pennsylvania Hsg Fin Agy Single
              Family Mtg Ser 74B (c)...............       5.250      04/01/32           3,308,305
   1,200      Pennsylvania St Higher Edl Fac Auth
              College & Univ Rev Bryn Mawr
              College (MBIA Insd)..................       5.625      12/01/27           1,270,200
   4,730      Pennsylvania St Higher Edl Fac Drexel
              Univ (c).............................       6.375      05/01/17           4,843,615
   3,020      Pennsylvania St Higher Edl Fac Drexel
              Univ.................................       5.500      05/01/18           3,268,757
   1,095      Pennsylvania St Higher Edl Fac
              Thomas Jefferson Univ................       5.500      01/01/19           1,172,088
   2,000      Pennsylvania St Higher Edl Fac
              Thomas Jefferson Univ................       5.375      01/01/25           2,067,300
   1,600      Pennsylvania St Higher Edl Univ of
              Scranton (AMBAC Insd)................       5.750      11/01/15           1,817,136
   3,000      Pennsylvania St Higher Edl UPMC
              Hlth Sys Ser A (c)...................       6.000      01/15/31           3,097,860

                                16        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)PAR


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  2,000      Pennsylvania St Pub Sch Bldg Lehigh
              Career & Technical Inst (FGIC Insd)         5.250%     10/01/32         $ 2,087,780
   1,270      Pennsylvania St Univ Rfdg............       5.250      03/01/17           1,389,609
   1,365      Perkiomen Vly Sch Dist PA (FSA Insd).       5.500      03/01/15           1,521,825
   1,445      Perkiomen Vly Sch Dist PA (FSA Insd).       5.500      03/01/16           1,602,678
   2,000      Philadelphia, PA (FSA Insd)..........       5.250      09/15/13           2,208,140
   1,500      Philadelphia, PA (FSA Insd)..........       5.250      09/15/25           1,560,765
   1,000      Philadelphia, PA Auth Indl Dev
              Hlthcare Fac Rev Baptist Home of
              Philadelphia Ser A...................       5.600      11/15/28             817,960
  11,565      Philadelphia, PA Auth Indl Dev Lease
              Rev Ser A (MBIA Insd) (c)............       5.375      02/15/27          12,045,179
   2,505      Philadelphia, PA Auth Indl Dev Rev
              Coml Dev Rfdg........................       7.750      12/01/17           2,568,677
     970      Philadelphia, PA Gas Wks Rev 14th Ser
              (Prerefunded @ 07/01/03) (FSA Insd)..       6.250      07/01/08           1,001,903
   2,030      Philadelphia, PA Gas Wks Rev 14th Ser
              (Prerefunded @ 07/01/03) (FSA Insd)..       6.250      07/01/08           2,096,767
   1,000      Philadelphia, PA Gas Wks Rev Third
              Ser (FSA Insd).......................       5.500      08/01/15           1,116,990
   1,000      Philadelphia, PA Gas Wks Rev Third
              Ser (FSA Insd).......................       5.500      08/01/16           1,110,970
   1,000      Philadelphia, PA Gas Wks Rev Third
              Ser (FSA Insd).......................       5.500      08/01/17           1,103,490
   1,500      Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec (FSA
              Insd)................................       *          03/15/08           1,289,175
   3,750      Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec (FSA
              Insd)................................       *          03/15/11           2,715,225
   3,775      Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec (FSA
              Insd)................................       *          03/15/12           2,586,668
   4,500      Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec (FSA
              Insd) (c)............................       *          03/15/13           2,919,375
   4,000      Philadelphia, PA Sch Dist Ser A
              (FSA Insd) (c).......................       5.750      02/01/12           4,574,320
   1,030      Philadelphia, PA Sch Dist Ser A
              (FSA Insd)...........................       5.500      02/01/18           1,136,296
   2,600      Philadelphia, PA Sch Dist Ser A
              (FSA Insd) (c).......................       5.500      02/01/20           2,834,104

SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)


PAR
AMOUNT                                                                                   MARKET
(000)         DESCRIPTION                               COUPON       MATURITY             VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  2,000      Philadelphia, PA Wtr & Wastewtr Rev
              Rfdg (MBIA Insd) (c).................       5.625%     06/15/08        $  2,289,240
   1,000      Pittsburgh, PA Sch Dist (Prerefunded
              @ 09/01/09) (FSA Insd)...............       5.500      09/01/17           1,154,250
   1,465      Pittsburgh, PA Urban Redev Auth Mtg
              Rev Ser C1...........................       6.800      10/01/25           1,504,540
   1,475      Pittsburgh, PA Urban Redev Auth Mtg
              Rev Ser D............................       6.250      10/01/17           1,526,035
   1,000      Scranton-Lackawanna, PA Hlth &
              Welfare Auth Rev Marian Cmnty
              Hosp Proj Rfdg.......................       7.125      01/15/13             996,030
   1,630      Spring Ford Area Sch Dist, PA Ser A
              (FSA Insd)...........................       5.500      09/01/14           1,839,471
   1,720      Spring Ford Area Sch Dist, PA Ser A
              (FSA Insd)...........................       5.500      09/01/15           1,929,548
   1,210      State Pub Sch Bldg Auth PA College
              Rev Montgomery Cnty Cmnty
              College Rfdg.........................       5.500      05/01/13           1,393,521
   1,275      State Pub Sch Bldg Auth PA College
              Rev Montgomery Cnty Cmnty
              College Rfdg.........................       5.500      05/01/14           1,471,401
   2,180      State Pub Sch Bldg Auth PA Sch Rev
              Burgettstown Sch Dist Ser D
              (Prerefunded @ 02/01/05) (MBIA Insd) (c)    6.500      02/01/14           2,383,612
   2,000      Sto-Rox Sch Dist PA (Prerefunded @
              12/15/10) (MBIA Insd)................       5.800      06/15/30           2,355,060
   1,180      Union Cnty, PA Higher Edl Bucknell
              Univ Ser A...........................       5.250      04/01/19           1,278,825
   1,000      Union Cnty, PA Higher Edl Bucknell
              Univ Ser A...........................       5.250      04/01/20           1,077,820
   1,000      Union Cnty, PA Higher Edl Bucknell
              Univ Ser A...........................       5.250      04/01/21           1,071,100
     500      Union Cnty, PA Higher Edl Bucknell
              Univ Ser A...........................       5.250      04/01/22             533,045
   1,660      Upper St Clair Twp PA Sch Dist
              (FSA Insd)...........................       5.375      07/15/15           1,860,843
   1,200      Upper St Clair Twp PA Sch Dist
              (FSA Insd)...........................       5.375      07/15/17           1,326,396
   2,500      Washington Cnty, PA Ser A
              (AMBAC Insd).........................       5.125      09/01/27           2,575,575

                                    18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                                             VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$  1,500      West Shore, PA Area Hosp Auth Holy
              Spirit Hosp Proj.....................       6.250%     01/01/32        $  1,526,595
   1,390      Wilson, PA Area Sch Dist (FGIC Insd).       5.125      03/15/17           1,507,066
                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS  98.6%
    (Cost $223,291,512)........................................................       237,508,417

SHORT-TERM INVESTMENT  0.1%
    (Cost $200,000)............................................................           200,000
                                                                                     ------------
TOTAL INVESTMENTS  98.7%
    (Cost $223,491,512)........................................................       237,708,417

OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%....................................         3,206,145
                                                                                     ------------
NET ASSETS  100.0%.............................................................      $240,914,562
                                                                                     ------------
                                                                                     ------------

  * ZERO COUPON BOND
(a) THESE SECURITIES ARE RESTRICTED AND MAY BE RESOLD ONLY IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.
(b) SECURITY PURCHASED ON A WHEN-ISSUED OR
    DELAYED DELIVERY BASIS.
(c) ASSETS SEGREGATED AS COLLATERAL FOR WHEN-ISSUED OR DELAYED DELIVERY PURCHASE COMMITMENTS AND OPEN FUTURE TRANSACTIONS.
ACA--AMERICAN CAPITAL ACCESS
AMBAC--AMBAC INDEMNITY CORP.
ASSET GTY--ASSET GUARANTY INSURANCE CO.
FGIC--FINANCIAL GUARANTY INSURANCE CO.
FHA--FEDERAL HOUSING ADMINISTRATION
FSA--FINANCIAL SECURITY ASSURANCE INC.
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE CORP.


SEE NOTES TO FINANCIAL STATEMENTS     19

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)

ASSETS:
Total Investments (Cost $223,491,512) .................................    $237,708,417
Cash ..................................................................          76,640
Receivables:
  Interest ............................................................       3,298,063
  Investments Sold ....................................................         728,400
  Fund Shares Sold ....................................................          21,855
Other .................................................................          96,649
                                                                           ------------
    Total Assets ......................................................     241,930,024
                                                                           ------------
LIABILITIES:
Payables:

  Income Distributions ................................................         335,305
  Variation Margin on Futures .........................................         143,859
  Distributor and Affiliates ..........................................         126,378
  Investment Advisory Fee .............................................         122,946
  Fund Shares Repurchased .............................................          55,863
Trustees' Deferred Compensation and Retirement Plans ..................         140,969
Accrued Expenses ......................................................          90,142
                                                                           ------------
    Total Liabilities .................................................       1,015,462
                                                                           ------------
NET ASSETS ............................................................    $240,914,562
                                                                           ============
NET ASSETS CONSIST OF:

Capital (Par value of $.01 per share with an unlimited number of shares
   authorized) ........................................................    $230,860,373
Net Unrealized Appreciation ...........................................      14,153,759
Accumulated Undistributed Net Investment Income .......................         (72,438)
Accumulated Net Realized Loss .........................................      (4,027,132)
                                                                           ------------
NET ASSETS ............................................................    $240,914,562
                                                                           ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $211,532,286 and 12,201,278 shares of beneficial interest
    issued and outstanding) ...........................................    $      17.34

    Maximum sales charge (4.75%* of offering price) ...................             .86
                                                                           ------------
    Maximum offering price to public ..................................    $      18.20
                                                                           ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $23,358,978 and 1,350,086 shares of beneficial interest
    issued and outstanding) ............................................   $      17.30
                                                                           ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $6,023,298 and 347,049 shares of beneficial interest
    issued and outstanding) ............................................   $      17.36
                                                                           ============

*    ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                        20     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest ..............................................................    $  6,374,969
                                                                           ------------
EXPENSES:
Investment Advisory Fee ...............................................         713,556
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $259,843, $115,841 and $27,508, respectively) ....................         403,192
Shareholder Services ..................................................          64,836
Trustees' Fees and Related Expenses ...................................          11,568
Legal .................................................................          11,428
Custody ...............................................................          10,164
Other .................................................................          80,901
                                                                           ------------
  Total Expenses ......................................................       1,295,645
  Less Credits Earned on Cash Balances ................................           3,209
                                                                           ------------
  Net Expenses ........................................................       1,292,436
                                                                           ------------
NET INVESTMENT INCOME .................................................    $  5,082,533
                                                                           ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments .........................................................    $    911,433
  Futures .............................................................        (974,264)
                                                                           ------------
Net Realized Loss .....................................................         (62,831)
                                                                           ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period .............................................      18,777,481
                                                                           ------------
  End of the Period:
    Investments .......................................................      14,216,905
    Futures ...........................................................         (63,146)
                                                                           ------------
                                                                             14,153,759
                                                                           ------------
Net Unrealized Depreciation During the Period .........................      (4,623,722)
                                                                           ------------
NET REALIZED AND UNREALIZED LOSS ......................................    $ (4,686,553)
                                                                           ============
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................    $    395,980
                                                                           ============

SEE NOTES TO FINANCIAL STATEMENTS             21

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)


                                                       SIX MONTHS ENDED     YEAR ENDED
                                                        MARCH 31, 2003   SEPTEMBER 30, 2002
                                                       ----------------  ------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ................................   $  5,082,533     $  10,791,854
Net Realized Loss ....................................        (62,831)          (33,603)
Net Unrealized Appreciation/Depreciation During
   the Period ........................................     (4,623,722)       5,683,185
                                                         ------------     ------------
Change in Net Assets from Operations .................        395,980       16,441,436
                                                         ------------     ------------
Distributions from Net Investment Income:
   Class A Shares ....................................     (4,943,372)     (10,261,251)
   Class B Shares ....................................       (461,602)        (963,895)
   Class C Shares ....................................       (109,026)        (177,602)
                                                         ------------     ------------
Total Distributions ..................................     (5,514,000)     (11,402,748)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..     (5,118,020)       5,038,688
                                                         ------------     ------------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold ............................     13,757,307       18,281,963
Net Asset Value of Shares Issued Through Dividend
   Reinvestment ......................................      3,334,963        6,714,616
Cost of Shares Repurchased ...........................    (11,223,708)     (23,005,052)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...      5,868,562        1,991,527
                                                         ------------     ------------
TOTAL INCREASE IN NET ASSETS .........................        750,542        7,030,215
NET ASSETS:

Beginning of the Period ..............................    240,164,020      233,133,805
                                                         ------------     ------------
End of the Period (Including accumulated undistributed
   net investment income of ($72,438) and $359,029,
   respectively) .....................................   $240,914,562     $240,164,020
                                                         ============     ============

                                  22           SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                                                        NINE
                                 MONTHS                                                     MONTHS
                                 ENDED               YEAR ENDED SEPTEMBER 30,               ENDED
CLASS A SHARES                 MARCH 31,     ----------------------------------------   SEPTEMBER 30,
                                 2003        2002(c)      2001       2000        1999       1998
                               ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .............    $17.71       $17.34     $16.65     $16.86     $ 18.24      $18.04
                                 ------       ------     ------     ------     -------      ------
  Net Investment Income .....       .38          .81        .89        .85         .89         .68
  Net Realized and Unrealized
    Gain/Loss ...............      (.34)         .42        .60       (.20)      (1.34)        .22
                                 ------       ------     ------     ------     -------      ------
Total from Investment
  Operations ................       .04         1.23       1.49        .65        (.45)        .90
Less Distributions from
  Net Investment Income .....       .41          .86        .80        .86         .93         .70
                                 ------       ------     ------     ------     -------      ------
NET ASSET VALUE, END
  OF THE PERIOD .............    $17.34       $17.71     $17.34     $16.65     $ 16.86      $18.24
                                 ======       ======     ======     ======     =======      ======

Total Return (a) ............     0.24%*       7.39%      9.12%      4.12%      -2.65%       5.08%*
Net Assets at End of
  the Period (In millions) ..    $211.5       $211.7     $204.8     $200.5     $ 205.4      $219.3
Ratio of Expenses to Average
  Net Assets (b) ............     1.00%        1.00%      1.02%      1.09%       1.04%       1.03%
Ratio of Net Investment
  Income to Average
  Net Assets ................     4.35%        4.77%      5.18%      5.19%       5.03%       5.06%
Portfolio Turnover ..........       10%*         26%        26%        18%         53%         29%*

*    NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEARS ENDED
     SEPTEMBER 30, 2000 AND 1999.

(c) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $.01, AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .02%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS           23

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                                                    NINE
                                 MONTHS                                                 MONTHS
                                 ENDED               YEAR ENDED SEPTEMBER 30,           ENDED
CLASS B SHARES                 MARCH 31,     ------------------------------------   SEPTEMBER 30,
                                 2003        2002(c)    2001      2000       1999       1998
                               ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..............  $ 17.68      $17.30    $16.63    $16.85    $ 18.23     $18.03
                                -------      ------    ------    ------    -------     ------
  Net Investment Income ......      .31         .68       .75       .70        .76        .58
  Net Realized and Unrealized
    Gain/Loss ................     (.35)        .43       .60      (.18)     (1.34)       .22
                                -------      ------    ------    ------    -------     ------
Total from Investment
  Operations .................     (.04)       1.11      1.35       .52       (.58)       .80
Less Distributions from
  Net Investment Income ......      .34         .73       .68       .74        .80        .60
                                -------      ------    ------    ------    -------     ------
NET ASSET VALUE, END
  OF THE PERIOD ..............  $ 17.30      $17.68    $17.30    $16.63    $ 16.85     $18.23
                                =======      ======    ======    ======    =======     ======

Total Return (a) .............   -0.19%*      6.66%     8.23%     3.26%     -3.37%      4.51%*
Net Assets at End of
  the Period (In millions) ...  $  23.4      $ 23.3    $ 24.7    $ 25.3    $  50.9     $ 53.5
Ratio of Expenses to Average
  Net Assets (b) .............    1.75%       1.75%     1.77%     1.83%      1.80%      1.79%
Ratio of Net Investment
  Income to Average Net Assets    3.60%       4.02%     4.43%     4.46%      4.28%      4.28%
Portfolio Turnover ...........      10%*        26%       26%       18%        53%        29%*

*    NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGES WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEARS ENDED
     SEPTEMBER 30, 2000 AND 1999.

(c) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .02%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                  24           SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                                                     NINE
                                 MONTHS                                                  MONTHS
                                 ENDED               YEAR ENDED SEPTEMBER 30,            ENDED
CLASS C SHARES                 MARCH 31,      ------------------------------------   SEPTEMBER 30,
                                 2003         2002(c)    2001      2000       1999       1998
                            ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .............   $17.68        $17.31    $16.63    $16.85    $ 18.23     $18.03
                                ------        ------    ------    ------    -------     ------
  Net Investment Income .....      .35           .68       .76       .72        .76        .58
  Net Realized and Unrealized
    Gain/Loss ...............     (.33)          .42       .60      (.20)     (1.34)       .22
                                ------        ------    ------    ------    -------     ------
Total from Investment
  Operations ................      .02          1.10      1.36       .52       (.58)       .80
Less Distributions from Net
    Investment Income .......      .34           .73       .68       .74        .80        .60
                                ------        ------    ------    ------    -------     ------
NET ASSET VALUE, END
  OF THE PERIOD .............   $17.36        $17.68    $17.31    $16.63    $ 16.85     $18.23
                                ======        ======    ======    ======    =======     ======

Total Return (a) ............    0.15%*        6.59%     8.29%     3.26%     -3.37%      4.51%*
Net Assets at End of
  the Period (In millions) ..   $  6.0        $  5.1    $  3.6    $  3.2    $   4.3     $  3.3
Ratio of Expenses to Average
  Net Assets (b) ............    1.75%         1.75%     1.77%     1.84%      1.79%      1.79%
Ratio of Net Investment
  Income to Average
  Net Assets ................    3.80%(d)      4.00%     4.43%     4.45%      4.27%      4.29%
Portfolio Turnover ..........      10%*          26%       26%       18%        53%        29%*

*    NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEARS ENDED
     SEPTEMBER 30, 2000 AND 1999.

(c) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .02%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(d) CERTAIN NON-RECURRING PAYMENTS WERE MADE TO CLASS C SHARES, RESULTING IN AN INCREASE TO THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF .22%.

SEE NOTES TO FINANCIAL STATEMENTS           25

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had $2,048,800 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $3,252,229, which will expire between September 30, 2003 and September 30, 2009. Of this amount, $257,976 will expire on September 30, 2003.

     At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes ...............   $223,389,261
                                                       ============
Gross tax unrealized appreciation ..................   $ 15,928,561
Gross tax unrealized depreciation ..................     (1,609,405)
                                                       ------------
Net tax unrealized appreciation on investments......   $ 14,319,156
                                                       ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                         2002

Distributions paid from:
Ordinary income .....................................  $24,896
Long-term capital gain ..............................      -0-
                                                       -------
                                                       $24,896
                                                       =======

     As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income........................  $23,198

F. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $3,209 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                               % PER ANNUM
First $500 million ..................................      .60%
Over $500 million ...................................      .50%

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $21,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $53,400, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $87,200 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

3.   CAPITAL TRANSACTIONS
At March 31, 2003, capital aggregated $198,674,763, $25,954,142 and $6,231,468 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                       SHARES         VALUE

Sales:
  Class A .....................................        614,903    $ 10,684,943
  Class B .....................................         97,889       1,690,903
  Class C .....................................         79,109       1,381,461
                                                      --------    ------------
Total Sales ...................................        791,901    $ 13,757,307
                                                      ========    ============
Dividend Reinvestment:
  Class A .....................................        171,759    $  2,971,015
  Class B .....................................         16,526         285,298
  Class C .....................................          4,546          78,650
                                                      --------    ------------
Total Dividend Reinvestment ...................        192,831    $  3,334,963
                                                      ========    ============
Repurchases:
  Class A .....................................       (537,062)   $ (9,287,476)
  Class B .....................................        (84,311)     (1,455,430)
  Class C .....................................        (27,850)       (480,802)
                                                      --------    ------------
Total Repurchases .............................       (649,223)   $(11,223,708)
                                                      ========    ============

    At September 30, 2002, capital aggregated $194,306,281, $25,433,371 and
$5,252,159 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                      SHARES          VALUE

Sales:
  Class A .....................................        725,574    $ 12,487,969
  Class B .....................................        214,888       3,693,110
  Class C .....................................        121,641       2,100,884
                                                    ----------    ------------
Total Sales ...................................      1,062,103    $ 18,281,963
                                                    ==========    ============
Dividend Reinvestment:
  Class A .....................................        349,592    $  6,010,011
  Class B .....................................         34,732         595,932
  Class C .....................................          6,328         108,673
                                                    ----------    ------------
Total Dividend Reinvestment ...................        390,652    $  6,714,616
                                                    ==========    ============
Repurchases:
  Class A .....................................       (939,173)   $(16,127,610)
  Class B .....................................       (355,663)     (6,100,724)
  Class C .....................................        (45,395)       (776,718)
                                                    ----------    ------------
Total Repurchases .............................     (1,340,231)   $(23,005,052)
                                                    ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and the year ended September 30, 2002, 4,285 and 134,340 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and the year ended September 30, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
                                                          OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                      -------------------------
YEAR OF REDEMPTION                                      CLASS B       CLASS C
First ..............................................    4.00%         1.00%
Second .............................................    3.75%          None
Third ..............................................    3.50%          None
Fourth .............................................    2.50%          None
Fifth ..............................................    1.50%          None
Sixth ..............................................    1.00%          None
Seventh and Thereafter .............................     None          None

     For the six months ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $19,900 and CDSC on redeemed shares of approximately $10,200. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,753,749 and $23,352,052, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended March 31, 2003, are as follows:

                                                                  CONTRACTS
Outstanding at September 30, 2002 .............................       -0-
Futures Opened ................................................     1,140
Futures Closed ................................................      (748)
                                                                    -----
Outstanding at March 31, 2003 .................................       392
                                                                    =====

    The futures contracts outstanding as of March 31, 2003 and the description and unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
                                                                      APPRECIATION/
                                                          CONTRACTS   DEPRECIATION

SHORT CONTRACTS:
10-Year U.S. Treasury Notes -- June 2003 ...............
  (Current Notional Value of $114,875 per contract) ....      75        $ (3,247)
5-Year U.S. Treasury Notes -- June 2003 (Current
  Notional Value of $113,500 per contract) .............     317         (59,899)
                                                             ---        --------
                                                             392        $(63,146)
                                                             ===        ========

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003 (UNAUDITED)

6.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $106,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $10,600. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $538,200 and $10,100 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                   Van Kampen Funds Inc.
                   1 Parkview Plaza, P.O. Box 5555
                   Oakbrook Terrace, IL 60181-5555
                   www.vankampen.com

                   VAN KAMPEN
                   INVESTMENTS

                   GENERATIONS OF EXPERIENCE(SM)


                   Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                   58, 358, 558                               Member NASD/SIPC.
                   PATF SAR 5/03                               10643E03-AP-5/03